Other operating income	12 Months Ended
Dec. 31, 2018
Other operating income
Other operating income

Note 7 - Other operating income

Accounting policies

Other operating income comprises gains from sale of intangible assets, research funding from business partners and government grants. A gain from disposal of intangible assets is recognized when control over the asset is transferred to the buyer. The gain is determined as the disposal proceeds less the carrying amount, if any, and disposal costs.

Research funding is recognized in the period when the research activities have been performed, and government grants are recognized periodically when the work supported by the grant has been reported.

Government grants are recognized when a final and firm right to the grant has been obtained. Government grants are included in Other operating income, as the grants are considered to be cost refunds.

DKK thousand	2018	2017	2016
Gross proceeds from sale of future royalties and milestones	1,310,237	0	0
Royalty expenses regarding the above sale of future royalties and milestones	(176,882)	0	0
Fee, advisors regarding the above sale of future royalties and milestones	(34,459)	0	0
Research funding	0	40	920
Government grants	630	567	777
Total other operating income	1,099,526	607	1,697

Zealand has on September 6, 2018 entered into an agreement to sell futureroyaltiesand USD 85.0 million of potential commercial milestones for Soliqua® 100/33/ Suliqua® and Lyxumia®/ Adlyxin® to Royalty Pharma. Under the agreement, all rights and obligations under the Sanofi Licensing agreement apart from a potential payment from Sanofi of up to USD 15.0 million, expected in 2020 (see note 22) have been transferred to the buyer. Zealand has received USD 205.0 million (DKK 1,310.2 million) upon closing of the transaction on September 17, 2018. Royalty expenses to third parties amounts to 13.5% or DKK 176.9 million and fees to advisors amounts to DKK 34.5 million. Zealand has also redeemed the outstanding royalty bond of USD 24.7 million (DKK 157.6 million), after which Zealand is debt free. The Sanofi license agreement was classified as an intangible asset upon adoption of IFRS 15 (see note 1), and the agreement with Royalty Pharma is treated as a sale of this license. The payment to the third parties is considered additional cost price for a license forming part of the rights under the Sanofi agreement and therefore forming part of the gain.

As part of the license agreements with BI, BI is responsible for conducting preclinical and clinical development, as well as for commercializing the products stemming from the agreement and funding all activities under the agreement. In the first quarter of 2016 Zealand was entitled to research funding from BI amounting to DKK 0.9 million. The funding related to the 2014 BI License Agreement and ended in March 2016.In addition, Zealand received government grants, 2017 and 2016.